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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  July 31, 1997
                                                                 ---------------
                           Data Documents Incorporated
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               (Exact name of registrant as specified in charter)

       Delaware                 33-82700                  47-0714942
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    (State or other         (Commission file   (IRS employer identification no.)
     jurisdiction of           number)
     incorporation)

4205 South 96th Street, Omaha, Nebraska                    68127
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(Address of principal executive offices)                 (Zip code)


Registrant's telephone number, including area code     (402) 339-0900
                                                   -----------------------------

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          (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Data Documents, Inc. ("DDI"), a Nebraska corporation and a wholly owned subsidiary of Data Documents Incorporated (the "Company"), previously entered into (i) a Stock Purchase Agreement dated as of July 11, 1997 (the "Stock Purchase Agreement") by and among DDI, Christopher C. Moore ("Chris Moore"), Melody J. Moore ("Melody Moore"), The Chris and Melody Moore Charitable Remainder Unitrust (the "Trust" and, collectively, with Chris Moore and Melody Moore, the "Shareholders") and Moore Labels, Inc., a Kansas corporation ("Moore Labels"); and (ii) a LLC Interest Purchase Agreement dated July 11, 1997 (the "LLC Interest Purchase Agreement") by and among DDI, Moore Labels, Chris Moore, Melody Moore and Norman A. Moeder ("Norman Moeder" and, collectively, with Chris Moore and Melody Moore, the "Interestholders"). Pursuant to the Stock Purchase Agreement, DDI agreed to acquire all of the issued and outstanding capital stock of Moore Labels from the Shareholders. Pursuant to the LLC Interest Purchase Agreement, DDI agreed to acquire one percent (1%) and Moore Labels agreed to acquire ninety-nine percent (99%) of the interests of Labelit Land Company, LLC, a Kansas limited liability company (the "LLC"), from the Interestholders. On July 31, 1997, each of the acquisitions was consummated. The description of the Stock Purchase Agreement and the LLC Interest Purchase Agreement set forth herein is qualified in its entirety by reference to the full text of the Stock Purchase Agreement and LLC Interest Agreement, respectively, which are attached hereto as Exhibits 2.1 and 2.2, respectively.

        The aggregate consideration for the transfer of the capital stock of Moore Labels and the interests of the LLC was approximately $13.6 million. The consideration paid was a combination of: (a) $11.6 million in cash on the Closing Date, and (b) $2.0 million in cash deposited in an escrow account to be paid to the Shareholders over three years. The cash portion of the purchase was supplied by excess cash and the use of approximately $5.0 million under DDI's existing revolving credit facility with First Bank National Association.

        In connection with the Stock Purchase Agreement and the LLC Interest Purchase Agreement, Moore Labels entered into three-year employment and non-competition agreements with each of Chris Moore, Melody Moore and Norman Moeder.

        Moore Labels produces pressure-sensitive labels primarily for the pharmaceutical, food, plastics and miscellaneous manufacturing industries and operates a manufacturing facility (the "Manufacturing Facility") located in Wichita, Kansas, which it leases from the LLC.

        The LLC's sole purpose is that of a holding company for the land (the "Land") on which the Manufacturing Facility is located. The construction of the Manufacturing Facility was financed through the issuance of Industrial Revenue Bonds (the "Bonds") by Sedgwick County, Kansas ("Sedgwick County") in December, 1994. Moore Labels and the LLC have guaranteed the repayment of the Bonds. The LLC leases the Manufacturing Facility from Sedgwick County, with the rental payments going towards the repayment of the Bonds. The LLC has an option to purchase the Manufacturing Facility upon the repayment of all of the Bonds for a nominal purchase price.

        Upon the consummation of the transaction, Moore Labels became a wholly-owned subsidiary of DDI and the LLC became 99% owned by Moore Labels and 1% owned by DDI. The Company and DDI presently intend to conduct the business of Moore Labels in a manner substantially unchanged from the conduct of such business prior to its acquisition by DDI, except that it is proposed that the LLC will be merged into Moore Labels with Moore Labels being the survivor. The consolidation of the LLC and Moore Labels is subject to the consent of Union National Bank of Wichita, the trustee with respect to the Bonds.

        Prior to the transactions discussed herein, there were no material relationships between the Shareholders or the Interestholders and DDI or the Company, or any of their respective affiliates, any director or officer of DDI or the Company, or any associate of any such director or officer. In addition, prior to the transactions discussed herein, there were no material relationships between Moore Labels or the LLC and DDI or the Company, or any of their respective affiliates, any director or officer of DDI or the Company, or any associate of any such director or officer.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)    Financial Statements of Businesses Acquired:

               Not required.

        (b)    Pro Forma Financial Information:

               Not required.

        (c)    Exhibits:

               2.1 Stock Purchase Agreement dated as of July 11, 1997 by and among Data Documents, Inc., Christopher C. Moore, Melody
                      J. Moore, The Chris and Melody Moore Charitable Remainder Unitrust and Moore Labels, Inc.

               2.2 LLC Interest Purchase Agreement dated July 11, 1997 by and among Data Documents, Inc., Moore Labels, Inc., Christopher C. Moore, Melody J. Moore and Norman A. Moeder.

               99.1 Press Release dated July 14, 1997 issued by the Company regarding the transactions.



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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DATA DOCUMENTS INCORPORATED



Date: August 14, 1997                       By:      /s/ A. Robert Thomas
                                                -------------------------------
                                                A. Robert Thomas,
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

                                                                         SEQUENTIALLY
 EXHIBIT NO.                          DESCRIPTION                        NUMBERED PAGE
 -----------                          -----------                        -------------

     2.1 Stock Purchase Agreement dated as of July 11, 1997 by and among DDI, Christopher C. Moore, Melody J. Moore,
                The Chris and Melody Moore Charitable Remainder
                Unitrust and Moore Labels, Inc.

     2.2 LLC Interest Purchase Agreement dated July 11, 1997 by and among DDI, Moore Labels, Christopher C. Moore,
                Melody J. Moore and Norman A. Moeder.

     99.1       Press Release dated July 14, 1997 issued by the
                Company regarding the transactions.


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